UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-04525

T. Rowe Price California Tax-Free Income Trust

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: February 28

Date of reporting period: August 31, 2016

Item 1. Report to Shareholders

California Tax-Free Bond Fund	August 31, 2016

The views and opinions in this report were current as of August 31, 2016. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Tax-free municipal bonds performed well in the six-month period ended August 31, 2016, with the Barclays Municipal Bond Index returning 3.14%. With solid fundamentals and relatively attractive yields, munis generated strong demand as global growth expectations slowed, interest rates on many high-quality government bonds in developed markets were near or below 0%, and market volatility escalated after Britain’s late-June vote to leave the European Union. Longer-maturity municipal bonds outperformed shorter-maturity issues, as longer-term rates fell to record lows. Lower-quality securities outperformed higher-quality bonds as investors continued to search for yield. In this environment, the California Tax-Free Bond Fund posted a solid return, though it slightly lagged its benchmark. The California Tax-Free Money Fund’s return was roughly flat.

ECONOMY AND INTEREST RATES

U.S. economic growth has been sluggish thus far in 2016, with gross domestic product (GDP) increasing at an annual rate of only 1.1% in the second quarter, according to the most recent estimate, and 0.8% in the first quarter. We believe economic growth will improve in the second half of the year. While productivity growth is subpar, the labor market has been strong—and resilient in the face of unfavorable economic developments overseas—but the pace of employment growth has moderated in recent months. The national unemployment rate was 4.9% in August, near an eight-year low.

Broad measures of inflation have remained very low due to continued low prices of oil and other commodities—which is a plus for consumers and many businesses—but core inflation, which excludes food and energy costs, has been firming. The Federal Reserve raised short-term rates last December, but due to the slowdown in global economic activity and elevated risks, the central bank has kept rates unchanged thus far in 2016. However, we believe that another Fed rate hike is possible by the end of the year if the labor market recovery persists and measures of domestic demand strengthen.

The Treasury yield curve flattened over the last six months, as shorter-term yields were little changed but longer-term yields declined. Shorter-term municipal bond yields modestly increased, while 10- and 30-year muni yields fell to a greater degree than their Treasury counterparts with similar maturities. As a result, high-quality 30-year muni yields are now lower than the 30-year U.S. government bond yield.

Nonetheless, municipals still offer relative value for many fixed income investors on an after-tax basis. As of August 31, 2016, the 2.12% yield offered by a 30-year tax-free general obligation (GO) bond rated AAA was 95% of the 2.23% pretax yield offered by a 30-year Treasury bond. Including the 3.8% net investment income tax that took effect in 2013 as part of the Affordable Care Act, the top marginal federal tax rate currently stands at 43.4%. An investor in this tax bracket would need to invest in a taxable bond yielding about 3.75% to receive the same after-tax income as that generated by the municipal bond. (To calculate a municipal bond’s taxable-equivalent yield, divide the yield by the quantity of 1.00 minus your federal tax bracket expressed as a decimal—in this case, 1.00 – 0.434, or 0.566.)

When Less Is Really More

Despite low nominal yields, municipal bonds remain attractive for investors facing high income taxes. The interest income from a tax-free municipal bond is exempt from federal income taxes.* In addition, most states and cities do not tax income earned on their own bonds for their residents. A municipal bond could, therefore, be triple-tax-free—exempt from federal, state, and local taxes. Tax-free municipal bond income is also exempt from a net investment income tax that took effect in 2013, in which a 3.8% tax is imposed on the lesser of your total net investment income or your modified adjusted gross income in excess of $250,000 (for married couples filing jointly) or $200,000 for single individuals.

Even though munis typically pay less than taxable issues, investors in the highest tax brackets are likely to realize higher after-tax, bottom-line results from tax-exempt securities. As you can see in the table below, an investor in the 33% federal tax bracket would need to purchase a taxable security yielding 7.5% to match the after-tax return of a municipal security yielding 5.0%.

Factoring in state and local income tax rates—which, of course, will vary widely—makes calculating the taxable-equivalent yield more complicated. However, the taxable-equivalent yields listed in the table would be even higher. This underscores the advantage of tax-free income provided by municipal securities.

Tax-Exempt Yields and Taxable-Equivalent Yields

Tax-Exempt Yields	Taxable-Equivalent Yields Your Federal Marginal Tax Bracket					
	25.0%	28.0%	33.0%	36.8%**	38.8%**	43.4%**
1.0%	1.3%	1.4%	1.5%	1.6%	1.6%	1.8%
1.5	2.0	2.1	2.2	2.4	2.5	2.7
2.0	2.7	2.8	3.0	3.2	3.3	3.5
2.5	3.3	3.5	3.7	4.0	4.1	4.4
3.0	4.0	4.2	4.5	4.8	4.9	5.3
3.5	4.7	4.9	5.2	5.5	5.7	6.2
4.0	5.3	5.6	6.0	6.3	6.5	7.1
4.5	6.0	6.3	6.7	7.1	7.4	8.0
5.0	6.7	6.9	7.5	7.9	8.2	8.8

* Some municipal bond income may be subject to the federal alternative minimum tax (AMT).

** These federal marginal tax brackets include an additional 3.8% net investment income tax.

Note: When comparing yields in this manner, make sure to compare securities or mutual funds of similar credit quality and maturity or the comparison will not be valid. This chart is for illustrative purposes only and does not represent the performance of any specific security.

MUNICIPAL MARKET NEWS

August was an unusually busy month for municipal bond issuance, according to The Bond Buyer, lifting total year-to-date issuance to $290 billion. Issuance had declined through April relative to the same period last year, but the pace of deals has picked up since that time, coinciding with the sizable decline in muni yields. California has issued $39.4 billion year-to-date, the most of any state—although the amount is modestly lower than the same period last year. Strong demand, as evidenced by the 48 consecutive weeks of inflows into municipal bond funds, effectively offset the added net supply in the last few months.

Generally, fundamentals for municipal issuers remain solid, and most issuers in the $3.7 trillion municipal bond market have been fiscally responsible. State and local governments in general have been cautious about adding to indebtedness since the 2008 financial crisis, and a strengthening economy has helped tax revenues rebound. Over 60% of the market, as measured by the Barclays Municipal Bond Index, is AAA or AA rated.

Although the market is overwhelmingly high quality, many states and municipalities are grappling with underfunded pensions and other post-employment benefit (OPEB) obligations. New reporting rules from the Governmental Accounting Standards Board are bringing greater transparency to state and local governments’ pension funding gaps, long-term risks that investors often overlooked in the past. We believe the market will increasingly price in higher pension risks over time, as the magnitude of unfunded liabilities becomes more conspicuous.

The financial condition of the Commonwealth of Puerto Rico continued to worsen over the last six months, but on June 30, President Barack Obama signed the Puerto Rico Oversight, Management, and Economic Stability Act (PROMESA) into law to help the island return to fiscal solvency. The legislation authorized a federal fiscal oversight board to help the struggling U.S. territory improve its finances and restructure its debt. However, the new law didn’t pass in time to prevent further defaults as Puerto Rico’s liquidity situation deteriorated. The commonwealth defaulted on about $400 million of debt in May and later defaulted on nearly $800 million in general obligation debt service due July 1. There was little impact to the broader municipal market, as news of the default was tempered by the legislative action and some level of payment default was widely expected. T. Rowe Price’s municipal team has long maintained that Puerto Rico’s debt burden is unsustainable and would eventually need to be restructured. The California Tax-Free Funds have had no direct exposure to the commonwealth’s bonds for some time.

In terms of sector performance, revenue bonds outperformed state and local GOs during the last six months. We continue to favor bonds backed by a dedicated revenue stream over GOs, as we consider revenue bonds to be largely insulated from the pension funding concerns facing state and local governments. Across our municipal platform, we have an overweight to the higher-yielding health care and transportation revenue-backed sectors. Among revenue bonds, hospital and leasing were the best-performing segments, while resource recovery bonds lagged the broader market but still posted positive results. High yield tobacco bonds significantly outperformed the broad muni market for the period.

CALIFORNIA MARKET NEWS

The California economy exhibited modest growth in the 12 months ended in July 2016. Nonfarm employment rose 2.3% to reach 16.5 million jobs. The increase in nonfarm employment, though, was slower than the 4.5% gain witnessed for the 12 months ended in July 2015. The state’s unemployment rate was 5.5% in July 2016, down from 6.1% a year ago. In another sign of economic growth, the median price of single-family homes increased to $509,830 in July 2016, 3.9% higher compared with the same period in 2015, although year-over-year sales declined 5.1%, according to the California Association of Realtors.

State officials released the May revisions to the 2016–2017 budget and estimate that the total amount in the general fund (the state’s operating fund) was $120.4 billion at the end of fiscal year 2016, while expenses were $115.6 billion. As such, the state ended with a general fund balance and rainy day fund of $8.1 billion. Officials project total resources will be $124.9 billion in fiscal year 2017, or 3.7% higher than the previous year, while expenditures will be up 5.7%, to $122.2 billion with reserves of $9.5 billion.

As of August 1, 2016, the state had $84.4 billion of general fund supported debt outstanding. Of this amount, $74.6 billion was general obligation bonds while $9.8 billion consisted of lease-revenue bonds. Moody’s rates the Golden State’s GO bonds Aa3, while Standard & Poor’s and Fitch rate the bonds AA-. Fitch raised its rating on California GO bonds from A+ to AA- over the summer. All three ratings agencies have stable outlooks on California. Lease-revenue bonds are typically rated one or two notches below GO bonds.

PORTFOLIO REVIEW

California Tax-Free Money Fund
Your fund returned 0.01% in the six-month period ended August 31, 2016, which trailed the 0.05% return of the Lipper California Tax-Exempt Money Market Funds Index.

While other markets reacted by moving yields higher in response to the Fed rate increase in December 2015, municipal money markets were slow to react, and yields remained in the low single digits for the first few months of the year. However, since our last letter, seven-day yields increased 60 basis points to finish the reporting period at 0.62% (100 basis points equal 1.00%). Longer maturity yields out to one year moved higher in sync with changes in the front end of the curve with yields rising by 20 basis points to 0.57%.

Fund consolidation and asset movements due to the SEC’s money market reform have been the primary drivers moving yields in the front end of the yield curve to levels not seen since 2009. This has recently caused the money market curve to become inverted, which means investors are receiving higher yields for short-term securities than for longer maturities. According to iMoneyNet, tax-exempt assets under management (AUM) are currently at $152.9 billion, down over $107 billion, or 41.2%, for the year. The industry has seen outflows across all types of portfolios. For example, national retail and institutional funds have lost an average of 43.3%, while tax-free state retail and institutional funds lost an average of 36.0%. In anticipation of money fund reform and potentially large asset shifts within the industry, we took a more defensive posture and shortened the fund’s weighted average maturity and weighted average life.

Supply and demand imbalances, which had been a market constant since 2008, keeping yields depressed, have finally subsided. Over the last few months, money market industry outflows related to reform have brought supply and demand more into balance. Over the last couple of years, industry-wide tax-exempt AUM exceeded the supply of variable rate demand notes (VRDN) outstanding. Tax-exempt assets ended 2015 at $260.2 billion, while VRDNs outstanding ended the year at $177.5 billion. Since then, tax-exempt assets have seen a significant drop, while the supply of VRDNs has remained stable. As shown in the Portfolio Composition  chart, VRDNs make up the largest portion of the fund. More industry consolidation is expected as the SEC’s money fund reform compliance date of October 14 approaches.

As always, credit quality plays a large role in the management of the California Tax-Free Money Fund. As a policy, we favor highly rated credits such as hospital, water and sewer, and electric revenue bonds. Some prominent positions in the portfolio include Memorial Health, Sacramento Suburban Water, and Los Angeles Department of Water and Power. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

As the Fed raises rates, shareholders can expect to see rising returns; however, the path toward rate normalization is expected to be long and slow. As always, we remain committed to managing a diversified portfolio focused on liquidity and stability of principal, which we deem of utmost importance to our valued shareholders.

California Tax-Free Bond Fund
Your fund returned 3.85% for the six-month period ended August 31, 2016, underperforming the Lipper California Municipal Debt Funds Average, which returned 4.02% for the same time period. While the fund outperformed the Barclays Municipal Bond Index, our underweight positioning in longer maturities and tobacco securitization bonds relative to our Lipper peer group detracted for the period.

Over a longer time horizon, the fund’s performance versus its peers is solid, placing it in the top quartile in the trailing 10-year period. Based on cumulative total return, Lipper ranked the California Tax-Free Bond Fund 57 of 126, 56 of 120, 49 of 107, and 21 of 86 California municipal debt funds for the 1-, 3-, 5-, and 10-year periods ended August 31, 2016, respectively.

Relative to the Barclays benchmark, our longer duration posture and overweight position in bonds on the long end of the curve were beneficial as the yield curve flattened during the period. The fund’s duration and weighted average maturity were little changed over the past six months. While our duration is longer than that of the Barclays benchmark, our internal analysis shows us to be in line with our peers. This positioning provides added yield offered by longer-dated bonds, and should serve us well going forward, as we believe the Fed will remain cautious in tightening monetary policy in an environment of low inflation and slow global growth.

Our preference for revenue bonds over GOs remained intact as a result of our longer-term concern that many municipalities will face fiscal challenges related to unfunded pension and OPEB liabilities. Nevertheless, we remain comfortable with the state of California as the largest guarantor in the fund, reflecting solid fiscal management and the state’s resilient economy. Purchases over the last six months were concentrated in the health care and higher education sectors, including bonds issued by University of California Regents as well as California Statewide Communities Development Authority (John Muir Health). (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Our overweight to health care bonds added value as hospitals were the top-performing revenue-backed sector over the reporting period. Health care, which typically offers above-average yields in the tax-exempt market, remained the fund’s largest allocation at nearly 24% of net assets. Security selection was especially beneficial for the portfolio’s relative results, reflecting our strong fundamental research capabilities. Our holdings in the education, special tax, and health care sectors performed well, with strong results coming from issuers such as California MFA (Azusa Pacific University) and California Statewide Communities Development Authority (Loma Linda University Medical Center).

Persistently low rates have enabled issuers to refinance older, high-cost debt at more favorable terms, and our prerefunded holdings increased by 1.5 percentage points over the last six months, causing the fund to be slightly overweight in the sector. The sector underperformed due to its high-quality and shorter-duration characteristics. However, it provides the fund with another source of liquidity in addition to cash, which we believe is appropriate within the volatile rate environment, and leaves us well positioned to take advantage of the possibility of rising interest rates.

The fund’s credit-quality profile was largely unchanged during the period. We continue to overweight A and BBB rated debt as we believe this is an area where our credit research team can find investment opportunities that offer incremental risk-adjusted yield. We maintained a modest exposure to below investment-grade and unrated bonds. This positioning proved beneficial to performance as credit spreads—the extra yield that investors demand to hold riskier bonds—compressed and lower-quality holdings outperformed. As a result of the spread compression, we slightly increased our allocation to AA rated debt in the past six months. This was primarily due to the health care purchases we noted earlier that offered greater value than lower-quality alternatives.

OUTLOOK

We believe that the municipal bond market remains a high-quality market that offers good opportunities for long-term investors seeking tax-free income. Fundamentals are sound overall, and technical support should persist as global economic uncertainties further increase demand for the relatively high-quality and somewhat insulated municipal bond asset class. Amid increased volatility, we expect the Fed to approach the next rate hike with an added degree of caution and believe we could remain in a low-rate environment for some time. If signs of economic recovery prompt the Fed to continue raising short-term interest rates, muni bond yields are likely to rise along with Treasury yields—although probably not to the same extent. While higher yields typically pressure bond prices, we expect any potential Fed rate increases to be gradual and modest. Moreover, munis should be less susceptible to rising rates than Treasuries given their attractive tax-equivalent yields and the steady demand for tax-exempt income.

While we believe that many states deserve high credit ratings and will be able to continue servicing their debts, we have longer-term concerns about significant funding shortfalls for pensions and OPEB obligations in some jurisdictions. These funding gaps stem from investment losses during the financial crisis, insufficient plan contributions over time, and unrealistic return assumptions. Although few large plans are at risk of insolvency in the near term, the magnitude of unfunded liabilities is becoming more conspicuous in a few states.

Ultimately, we believe T. Rowe Price’s independent credit research is our greatest strength and will remain an asset for our investors as we navigate the current market environment. As always, we focus on finding attractively valued bonds issued by municipalities with good long-term fundamentals—an investment strategy that we believe will continue to serve our investors well.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Joseph K. Lynagh
Chairman of the Investment Advisory Committee
California Tax-Free Money Fund

Konstantine B. Mallas
Chairman of the Investment Advisory Committee
California Tax-Free Bond Fund

September 20, 2016

The committee chairmen have day-to-day responsibility for managing the portfolios and work with committee members in developing and executing the funds’ investment programs.

RISKS OF INVESTING IN MONEY MARKET SECURITIES

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

RISKS OF INVESTING IN FIXED INCOME SECURITIES

Bonds are subject to interest rate risk (the decline in bond prices that usually accompanies a rise in interest rates) and credit risk (the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default by failing to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. The fund is less diversified than one investing nationally. Some income may be subject to state and local taxes and the federal alternative minimum tax.

GLOSSARY

Barclays Municipal Bond Index: A broadly diversified index of tax-exempt bonds.

Basis point: One one-hundredth of one percentage point, or 0.01%.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of five years would fall about 5% in price in response to a one-percentage-point rise in interest rates, and vice versa.

General obligation (GO) debt: A government’s strongest pledge that obligates its full faith and credit, including, if necessary, its ability to raise taxes.

Gross domestic product (GDP): The total market value of all goods and services produced in a country in a given year.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper Inc.

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Prerefunded bond: A bond that originally may have been issued as a general obligation or revenue bond but that is now secured by an escrow fund consisting entirely of direct U.S. government obligations that are sufficient for paying the bondholders.

Revenue (or revenue-backed) bond: A bond issued to fund specific projects, such as airports, bridges, hospitals, or toll roads, where a portion of the revenue generated is used to service the interest payments on the bonds.

SEC yield (7-day): A method of calculating a money fund’s yield by annualizing the fund’s net investment income for the last seven days of each period divided by the fund’s net asset value at the end of the period. Yield will vary and is not guaranteed.

SEC yield (30-day): A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. Yield will vary and is not guaranteed.

Variable rate demand note (VRDN): Generally, a debt security that requires the issuer to redeem at the holder’s discretion on a specified date or dates prior to maturity. Upon redemption, the issuer pays par to the holder who loses future coupon payments that might otherwise be due. The VRDN might be especially attractive at times of rising rates, to protect against interest rate risk by redeeming at par value and reinvesting proceeds in a new bond.

Weighted average life: A measure of a fund’s credit quality risk. In general, the longer the average life, the greater the fund’s credit quality risk. The average life is the dollar-weighted average maturity of a portfolio’s individual securities without taking into account interest rate readjustment dates. Money funds must maintain a weighted average life of less than 120 days.

Weighted average maturity: A measure of a fund’s interest rate sensitivity. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities. Money funds must maintain a weighted average maturity of less than 60 days.

Yield curve: A graph depicting the relationship between yields and maturity dates for a set of similar securities. A security with a longer maturity usually has a higher yield. If a short-term security offers a higher yield, then the curve is said to be “inverted.” If short- and long-term bonds are offering equivalent yields, then the curve is said to be “flat.”

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	6 Months Ended 8/31/16	Year Ended 2/29/16	2/28/15	2/28/14	2/28/13	2/29/12
NET ASSET VALUE						
Beginning of period	$ 11.73	$ 11.63	$ 11.14	$ 11.61	$ 11.30	$ 10.31
Investment activities						
Net investment income(1)	0.19	0.39	0.41	0.43	0.45	0.47
Net realized and unrealized gain / loss	0.26	0.10	0.49	(0.47)	0.31	0.99
Total from investment activities	0.45	0.49	0.90	(0.04)	0.76	1.46
Distributions						
Net investment income	(0.19)	(0.39)	(0.41)	(0.43)	(0.45)	(0.47)
Net investment gain	–	–	–(2)	–	–(2)	–
Total distributions	(0.19)	(0.39)	(0.41)	(0.43)	(0.45)	(0.47)
NET ASSET VALUE						
End of period	**$ 11.99**	**$ 11.73**	**$ 11.63**	**$ 11.14**	**$ 11.61**	**$ 11.30**

Ratios/Supplemental Data

Total return(3)	**3.85%**	**4.35%**	**8.20%**	**(0.26)%**	**6.87%**	**14.47%**
Ratio of total expenses to average net assets	0.50%(4)	0.50%	0.49%	0.50%	0.50%	0.51%
Ratio of net investment income to average net assets	3.16%(4)	3.42%	3.59%	3.86%	3.94%	4.37%
Portfolio turnover rate	3.4%	13.3%	5.8%	17.6%	11.3%	15.0%
Net assets, end of period (in thousands)	$ 601,778	$ 531,624	$ 512,902	$ 411,806	$ 430,327	$ 372,726

(1) Per share amounts calculated using average shares outstanding method.

(2) Amounts round to less than $0.01 per share.

(3) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

(4) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Amounts in 000s)

	Par	$ Value
MUNICIPAL SECURITIES 100.3%		
CALIFORNIA 99.5%		
ABAG Fin. Auth. for Nonprofit Corp., Odd Fellows Home Series A, 5.00%, 4/1/32	2,700	3,225
ABAG Fin. Auth. for Nonprofit Corp., Odd Fellows Home Series A, 5.00%, 4/1/42	1,000	1,181
ABAG Fin. Auth. for Nonprofit Corp., Sharp Healthcare Series A 5.00%, 8/1/43	4,000	4,754
Alameda Corridor Transportation Auth., Series A 5.00%, 10/1/29 (1)	4,095	5,012
Alameda Corridor Transportation Auth., Series B 5.00%, 10/1/37 (1)	3,725	4,558
Anaheim Community Fac. Dist., Platinum Triangle, Series 08-1 4.00%, 9/1/36	4,000	4,380
Anaheim PFA, Electric System Distribution Fac., Series A 5.375%, 10/1/36	2,500	2,951
Bay Area Toll Auth., San Francisco Area, Series F-1 5.625%, 4/1/44 (Prerefunded 4/1/19) (2)	3,000	3,385
Bay Area Toll Auth., Series S6, 5.00%, 10/1/54	4,500	5,394
Brea PFA, Redev. Agency, Tax Allocation, Series A 7.125%, 9/1/26	1,200	1,230
California, Economic Recovery, Series A 5.25%, 7/1/21 (Prerefunded 7/1/19) (2)	1,590	1,796
California, Economic Recovery, Unrefunded Balance, Series A 5.25%, 7/1/21 (Prerefunded 7/1/19) (2)	910	1,028
California, GO, 5.00%, 10/1/22	1,715	2,101
California, GO, 5.00%, 10/1/39	2,375	2,920
California, GO, 5.00%, 4/1/43	2,550	3,054
California, GO, 5.00%, 11/1/43	2,300	2,793
California, Various Purpose, GO, 5.00%, 9/1/31	3,000	3,564
California, Various Purpose, GO, 5.00%, 4/1/37	5,000	6,017
California, Various Purpose, GO, 5.50%, 3/1/40	2,000	2,298
California, Various Purpose, Refunding, GO, 5.00%, 9/1/31	2,500	3,079
California County Tobacco Securitization Agency Tobacco Industry, Los Angeles County, STEP, 5.25%, 6/1/21	1,930	1,971

California Dept. of Water Resources, Power Supply 5.00%, 5/1/22	3,000	3,216
California Dept. of Water Resources, Power Supply, Series L 5.00%, 5/1/22	760	872
California Dept. of Water Resources, Power Supply, Series L 5.00%, 5/1/22 (Prerefunded 5/1/20) (2)	1,240	1,432
California Dept. of Water Resources, Series AS 5.00%, 12/1/29 (Prerefunded 12/1/24) (2)	5	6
California Dept. of Water Resources, Series AS, 5.00%, 12/1/29	2,140	2,709
California EFA, Chapman Univ., 5.00%, 4/1/31	1,750	2,020
California EFA, Chapman Univ., 5.00%, 4/1/36	4,260	5,107
California EFA, Pepperdine Univ., 5.00%, 9/1/33	2,000	2,403
California EFA, Univ. of Redlands, Series A, 5.00%, 10/1/26	245	310
California EFA, Univ. of Redlands, Series A, 5.00%, 10/1/27	200	252
California EFA, Univ. of Redlands, Series A, 5.00%, 10/1/28	400	500
California EFA, Univ. of Southern California, Series A 5.25%, 10/1/38	3,250	3,550
California HFA, Adventist Health, Series A, 4.00%, 3/1/39 (3)	4,500	4,955
California HFA, Adventist Health, Series B, VRDN 0.54%, 9/1/38	3,780	3,780
California HFA, Cedars-Sinai Medical Center, 5.00%, 8/15/21	1,000	1,195
California HFA, Cedars-Sinai Medical Center, 5.00%, 11/15/28	550	699
California HFA, Cedars-Sinai Medical Center, 5.00%, 11/15/29	6,870	8,678
California HFA, Cedars-Sinai Medical Center, 5.00%, 8/15/39	2,525	2,811
California HFA, Lucile Packard Children's Hosp. at Stanford Series A, 1.45%, 8/15/23 (Prerefunded 3/15/17) (2)	1,605	1,613
California HFA, Northern California Presbyterian Homes & Services, 5.00%, 7/1/34	700	842
California HFA, Northern California Presbyterian Homes & Services, 5.00%, 7/1/39	1,300	1,561
California HFA, Northern California Presbyterian Homes & Services, 5.00%, 7/1/44	1,400	1,678

California HFA, Providence Health, Saint Joseph Health Series A, 4.00%, 10/1/47 (3)	3,750	4,182
California HFA, Providence Health, Saint Joseph Health Series A, 5.00%, 7/1/37	3,385	4,021
California HFA, Providence Health, Saint Joseph Health Series C, VRDN, 0.62%, 7/1/41	2,500	2,500
California HFA, Providence Health, Series A, 5.00%, 10/1/38	5,000	6,114
California HFA, Providence Health, Series C, 6.50%, 10/1/38 (Prerefunded 10/1/18) (2)	65	73
California HFA, Providence Health, Unrefunded Balance Series C, 6.50%, 10/1/38 (Prerefunded 10/1/18) (2)	3,385	3,796
California HFA, Scripps Health, Series A, 5.50%, 10/1/20	2,000	2,203
California HFA, Scripps Health, Series A, VRDN, 0.64%, 10/1/23	1,000	1,000
California HFA, Stanford Hosp. & Clinics, Series A 5.00%, 8/15/42	2,500	2,947
California HFA, Sutter Health, Series D, 5.25%, 8/15/31	5,250	6,304
California Housing Fin. Agency, Single Family, Series K 5.55%, 8/1/33 (4)	165	167
California Infrastructure & Economic Dev. Bank, Academy Motion Picture Arts & Sciences, 5.00%, 11/1/41	2,840	3,410
California Infrastructure & Economic Dev. Bank, California Academy of Sciences, Series E, VRDN, 0.55%, 9/1/38	2,000	2,000
California Infrastructure & Economic Dev. Bank, Pacific Gas & Electric, Series D, VRDN, 0.59%, 12/1/16	1,400	1,400
California Infrastructure & Economic Dev. Bank Pepperdine Univ., 5.00%, 11/1/28 (Prerefunded 11/1/19) (2)	430	488
California Infrastructure & Economic Dev. Bank, Scripps Research Institute, Series A, 5.75%, 7/1/30	1,000	1,003
California Municipal Fin. Auth., Azusa Pacific Univ., Series B 5.00%, 4/1/27	1,000	1,197
California Municipal Fin. Auth., Azusa Pacific Univ., Series B 5.00%, 4/1/28	1,000	1,190
California Municipal Fin. Auth., Azusa Pacific Univ., Series B 5.00%, 4/1/41	1,000	1,159

California Municipal Fin. Auth., Bowles Hall Foundation Series A, 5.00%, 6/1/35	300	347
California Municipal Fin. Auth., Bowles Hall Foundation Series A, 5.00%, 6/1/50	2,250	2,568
California Municipal Fin. Auth., Caritas Affordable Housing Series A, 5.25%, 8/15/39	500	590
California Municipal Fin. Auth., Caritas Affordable Housing Series A, 5.25%, 8/15/49	1,425	1,669
California Municipal Fin. Auth., Northbay Healthcare Group 5.00%, 11/1/40	1,350	1,558
California Public Works Board, Board of Regents, Series G 5.00%, 12/1/28 (Prerefunded 12/1/21) (2)	4,000	4,836
California Public Works Board, Judicial Council, Series A 5.00%, 3/1/38	1,250	1,494
California Public Works Board, Series B, 5.00%, 10/1/31 (Prerefunded 10/1/21) (2)	1,200	1,444
California Public Works Board, Series B, 5.00%, 10/1/34	1,275	1,559
California Public Works Board, Series E, 5.00%, 6/1/25	2,000	2,450
California Public Works Board, Univ. of California Research Series E, 5.00%, 10/1/26 (Prerefunded 10/1/16) (2)	1,350	1,355
California Public Works Board, Univ. Projects, Series B 5.25%, 10/1/27 (Prerefunded 10/1/21) (2)	2,000	2,431
California State Univ. Trustees, Series A, 4.00%, 11/1/37	3,000	3,404
California Statewide CDA, 899 Charleston/Moldaw Residences 5.25%, 11/1/44	1,500	1,688
California Statewide CDA, American Baptist Homes of the West 6.25%, 10/1/39	2,690	3,082
California Statewide CDA, American Baptist Homes of the West Series A, 5.00%, 10/1/43	1,250	1,416
California Statewide CDA, Buck Institute for Research on Aging 5.00%, 11/15/44 (1)	1,750	2,093
California Statewide CDA, CHF-Irvine, Student Housing 5.00%, 5/15/34	1,250	1,530
California Statewide CDA, CHF-Irvine, Student Housing 5.00%, 5/15/35	1,000	1,217

California Statewide CDA, CHF-Irvine, Student Housing 5.00%, 5/15/40	950	1,152
California Statewide CDA, Cottage Health, 5.00%, 11/1/40	2,850	3,214
California Statewide CDA, Cottage Health, 5.00%, 11/1/43	7,000	8,377
California Statewide CDA, Culinary Institute of America Series B, 5.00%, 7/1/36	1,000	1,201
California Statewide CDA, Culinary Institute of America Series B, 5.00%, 7/1/41	780	933
California Statewide CDA, Enloe Medical Center 5.00%, 8/15/38	2,500	3,054
California Statewide CDA, Enloe Medical Center 5.75%, 8/15/38 (Prerefunded 8/15/18) (2)	1,365	1,501
California Statewide CDA, Episcopal Communities & Services 5.00%, 5/15/42	1,500	1,693
California Statewide CDA, Front Porch Communities (Internext) Series A, 5.125%, 4/1/37 (5)	3,700	3,761
California Statewide CDA, Huntington Memorial Hosp. 5.00%, 7/1/27	260	261
California Statewide CDA, Huntington Memorial Hosp., Series B 5.00%, 7/1/29	2,680	3,225
California Statewide CDA, Huntington Memorial Hosp., Series B 5.00%, 7/1/44	2,750	3,241
California Statewide CDA, John Muir Health, Series A 4.00%, 8/15/51	2,500	2,740
California Statewide CDA, John Muir Health, Series A 5.00%, 8/15/46	1,000	1,223
California Statewide CDA, John Muir Health, Series A 5.00%, 8/15/51	1,750	2,133
California Statewide CDA, Kaiser Permanente, Series A 5.00%, 4/1/42	10,000	11,652
California Statewide CDA, Kaiser Permanente, Series C1 VRDN, 0.56%, 4/1/46	1,900	1,900
California Statewide CDA, Loma Linda Univ. Medical Center Series A, 5.50%, 12/1/54	2,500	2,912
California Statewide CDA, Polytechnic School, 5.00%, 12/1/29	2,500	2,806

California Statewide CDA, Polytechnic School, 5.00%, 12/1/34	1,050	1,182
California Statewide CDA, Scripps Health, Series A, VRDN 0.60%, 8/1/35	1,000	1,000
California Statewide CDA, Sutter Health, Series A 5.00%, 8/15/32	6,200	7,397
California Statewide CDA, Terraces at San Joaquin Gardens Series A, 6.00%, 10/1/42	680	754
California Statewide CDA, Terraces at San Joaquin Gardens Series A, 6.00%, 10/1/47	2,500	2,767
California Statewide CDA, Trinity Health Credit Group 5.00%, 12/1/41	3,735	4,399
Carson Redev. Agency, Tax Allocation, Area 1, Series A 7.00%, 10/1/36	1,250	1,471
Castaic Union School Dist., Capital Appreciation, GO Zero Coupon, 5/1/18 (6)	1,515	1,435
Contra Costa Water Dist., Series R, 5.00%, 10/1/33	1,000	1,234
Del Mar Race Track Auth., 5.00%, 10/1/35	1,665	1,884
Del Mar Race Track Auth., 5.00%, 10/1/36	1,000	1,090
Foothill / Eastern Transportation Corridor Agency Zero Coupon, 1/1/17 (7)	2,000	1,996
Golden State Tobacco Securitization Corp., Tobacco Industy Series A1, 4.50%, 6/1/27	3,365	3,418
Golden State Tobacco Securitization Corp., Tobacco Settlement Series A, 5.00%, 6/1/34	3,500	4,298
Golden State Tobacco Securitization Corp., Tobacco Settlement Series A, 5.00%, 6/1/35	2,000	2,443
Inland Valley Dev. Agency, Tax Allocation, Series A 5.00%, 9/1/44	2,500	2,910
Inland Valley Dev. Agency, Tax Allocation, Series A 5.25%, 9/1/37	3,100	3,705
Irvine, Capital Improvement Bond Act, Reassessment Dist. No. 12-1, 4.00%, 9/2/17	1,215	1,254
Irvine, Great Park Improvement Area No. 1, Special Tax 5.00%, 9/1/34	360	418

Irvine, Great Park Improvement Area No. 1, Special Tax 5.00%, 9/1/39	1,000	1,148
Irvine, Great Park Improvement Area No. 1, Special Tax 5.00%, 9/1/44	1,500	1,716
Irvine Ranch Water Dist., Water Improvement, Series A, GO VRDN, 0.54%, 10/1/41	4,500	4,500
Jefferson Union High School Dist., GO, 6.45%, 8/1/25 (8)	1,250	1,618
Jefferson Union High School Dist., San Mateo High School Dist. GO, 6.45%, 8/1/29 (8)	1,000	1,363
Jurupa PFA, Special Tax, Series A, 5.00%, 9/1/33	1,175	1,408
La Verne, Brethren Hillcrest Homes, COP, 5.00%, 5/15/23	480	561
La Verne, Brethren Hillcrest Homes, COP, 5.00%, 5/15/36	1,100	1,218
Long Beach, Alamitos Bay Marina, GO, 5.00%, 5/15/32	1,655	1,957
Long Beach, Alamitos Bay Marina, GO, 5.00%, 5/15/45	2,500	2,887
Long Beach Bond Fin. Auth., Merrill Lynch, Natural Gas Purchases, Series A, 5.50%, 11/15/37	2,000	2,738
Long Beach Harbor, Series A, 6.00%, 5/15/17 (4)(6)	1,000	1,037
Los Angeles Airport, Series A, 4.00%, 5/15/34 (4)	1,000	1,121
Los Angeles Airport, Series A, 4.00%, 5/15/36 (4)	1,000	1,117
Los Angeles Airport, Series A, 5.25%, 5/15/39	1,775	1,980
Los Angeles Airport, Series D, 5.00%, 5/15/36 (4)	1,500	1,798
Los Angeles Int'l. Airport, Series A, 5.00%, 5/15/28	5,000	5,736
Los Angeles Int'l. Airport, Series C, 5.125%, 5/15/33 (Prerefunded 5/15/18) (2)	5,500	5,923
Los Angeles Community College Dist., GO, Series A 4.00%, 8/1/33	2,325	2,655
Los Angeles County Public Works Fin. Auth., 5.00%, 8/1/42	2,000	2,376
Los Angeles County Public Works Fin. Auth., Rowland Heights 5.50%, 10/1/18 (1)	500	522
Los Angeles County Public Works Fin. Auth., Series A 5.00%, 12/1/33	2,825	3,462
Los Angeles County Regional Fin. Auth., MonteCedro, Series A 5.00%, 11/15/44	2,595	3,037

Los Angeles County Sanitation Dist. Fin. Auth., Series A 5.00%, 10/1/35	2,725	3,360
Los Angeles Dept. of Water & Power, Electric, Series A 5.00%, 7/1/29	4,500	5,491
Los Angeles Dept. of Water & Power, Electric, Series D 5.00%, 7/1/39	1,500	1,833
Los Angeles Dept. of Water & Power Waterworks, Series A 5.00%, 7/1/31	1,350	1,714
Los Angeles Dept. of Water & Power Waterworks, Series B 5.00%, 7/1/43	2,500	2,969
Los Angeles Dept. of Water & Power Waterworks, Series B VRDN, 0.54%, 7/1/35	1,400	1,400
Los Angeles Harbor Dept., 7.60%, 10/1/18 (7)	1,145	1,227
Los Angeles Harbor Dept., Series A, 5.00%, 8/1/36 (4)	2,175	2,593
Los Angeles Municipal Improvement Corp., Real Property Series C, 5.00%, 3/1/42	2,490	2,917
Los Angeles Unified School Dist., Series A, GO, 4.00%, 7/1/34	3,750	4,315
Los Angeles Wastewater, Series B, 5.00%, 6/1/32	4,550	5,494
Morgan Hill, Redev. Agency, Series A, 5.00%, 9/1/32	825	982
Morgan Hill, Redev. Agency, Series A, 5.00%, 9/1/33	2,175	2,579
Mountain View Shoreline Regional Park Community, Series A 5.75%, 8/1/40	1,500	1,798
Northern California Power Agency, Hydroelectric Project No. 1 Series A, 5.00%, 7/1/32	1,400	1,668
Oakland, Unified School Dist. Alameda County, Series A, GO 5.00%, 8/1/34	1,250	1,537
Oakland, Unified School Dist. Alameda County, Series A, GO 5.00%, 8/1/35	1,210	1,483
Oceanside, Unified School Dist., Capital Appreciation Zero Coupon, GO, 8/1/28 (9)	5,000	3,665
Orange County Community Fac. Dist., Esencia Village, Series A 5.25%, 8/15/45	3,000	3,563
Orange County Sanitation Dist., Series A, 5.00%, 2/1/35 (Prefunded 2/1/19) (2)	1,500	1,658

Palm Springs, Int'l. Airport, 5.55%, 7/1/28 (4)	390	391
Palm Springs, Int'l. Airport, 6.00%, 7/1/18 (4)	110	110
Palm Springs, Int'l. Airport, 6.40%, 7/1/23 (4)	250	251
Palm Springs, Int'l. Airport, 6.50%, 7/1/27 (4)	185	185
Palo Alto, Univ. Avenue Off-Street Parking Assessment Improvement Bond Act of 1915, 5.00%, 9/2/26	975	1,131
Palo Alto, Univ. Avenue Off-Street Parking Assessment Improvement Bond Act of 1915, 5.00%, 9/2/27	500	581
Palo Alto, Univ. Avenue Off-Street Parking Assessment Improvement Bond Act of 1915, 5.00%, 9/2/28	585	676
Palomar Pomerado Health, 2004 Election, Series A Zero Coupon, GO, 8/1/25 (9)	5,000	3,972
Pasadena, 6.25%, 1/1/18	570	593
Pasadena, Series C, 5.00%, 2/1/33 (Prerefunded 2/1/33) (2)	1,980	2,102
Pittsburg, Unified School Dist. Election 2006, Series B 5.625%, 8/1/39 (Prerefunded 8/1/18) (1)(2)	2,400	2,631
Pittsburg Redev. Agency, Successor Agency, Series A 5.00%, 9/1/28 (1)	3,000	3,758
Pittsburg Redev. Agency, Successor Agency, Series A 5.00%, 9/1/29 (1)	1,925	2,392
Port of Oakland, Inter Lien, Series A, 5.00%, 11/1/24 (4)(8)	3,000	3,139
Port of Oakland, Series O, 5.125%, 5/1/30 (4)	1,325	1,527
Port of Oakland, Series O, 5.125%, 5/1/31 (4)	1,250	1,436
Rancho Cucamonga Redev. Agency, 5.00%, 9/1/28 (1)	2,700	3,330
Rancho Cucamonga Redev. Agency, 5.00%, 9/1/29 (1)	1,800	2,206
Rancho Cucamonga Redev. Agency, Housing Set-Aside Series A, 5.00%, 9/1/34 (8)	1,005	1,048
Ridgecrest Redev. Agency, Tax Allocation, 6.25%, 6/30/37	2,000	2,360
Riverside County Redev. Agency, Desert Community, Series D 6.00%, 10/1/37	2,225	2,635
Riverside County Redev. Agency, Housing Set-Aside, Series A 6.00%, 10/1/39	2,250	2,665

Riverside County Redev. Agency, Interstate 215 Corridor Redev. Tax Allocation, Series E, 6.75%, 12/1/26	250	313
Riverside County Redev. Agency, Interstate 215 Corridor Redev. Tax Allocation, Series S, 6.50%, 10/1/40	1,000	1,201
Roseville, Water Utility, 5.00%, 12/1/19 (Prerefunded 12/1/19) (2)(8)	750	792
Roseville Natural Gas Fin. Auth., Merrill Lynch, 5.00%, 2/15/21	1,170	1,323
Roseville Natural Gas Fin. Auth., Merrill Lynch, 5.00%, 2/15/26	1,000	1,216
Sacremento City Fin. Auth., 5.00%, 12/1/28 (11)	1,320	1,657
Sacremento City Fin. Auth., 5.00%, 12/1/30 (11)	1,000	1,240
Sacremento City Fin. Auth., 5.00%, 12/1/31 (11)	1,380	1,702
Sacremento City Fin. Auth., 5.00%, 12/1/34 (11)	2,275	2,784
Sacramento City Fin. Auth., Series B, 5.40%, 11/1/20	5,125	5,552
Sacramento Cogeneration Auth., Municipality Utility Dist. Procter & Gamble, 5.00%, 7/1/19	700	783
Sacramento Cogeneration Auth., Municipality Utility Dist. Procter & Gamble, 5.25%, 7/1/20	700	816
Sacramento County Sanitation Dist. Fin. Auth., Series B VR, 0.981%, 12/1/35 (6)	1,000	949
San Bernardino Redev. Successor Agency, Series A 5.00%, 12/1/25 (1)	1,275	1,624
San Bernardino Redev. Successor Agency, Series A 5.00%, 12/1/31 (1)	1,945	2,420
San Buenaventura, Community Memorial Health 8.00%, 12/1/31	1,300	1,662
San Clemente, Marblehead Coastal, 5.00%, 9/1/40	1,000	1,154
San Clemente, Marblehead Coastal, 5.00%, 9/1/46	2,000	2,302
San Diego County Regional Airport Auth., Series A 5.00%, 7/1/40	3,025	3,429
San Diego County Regional Airport Auth., Series B 5.00%, 7/1/38 (4)	2,000	2,315
San Diego Public Fac. Fin. Auth., Series A, 5.00%, 4/15/37	4,000	4,578

San Diego Public Fac. Fin. Auth., Sewer Utility, Series B 5.50%, 5/15/23 (Prerefunded 5/15/19) (2)	2,000	2,261
San Diego Public Fac. Fin. Auth., Water Utility, Series A 5.25%, 8/1/38 (Prerefunded 8/1/18) (2)	4,000	4,352
San Diego Public Fac. Fin. Auth., Water Utility, Series B 5.00%, 8/1/28	3,600	4,654
San Diego Public Fac. Fin. Auth., Water Utility, Series B 5.75%, 8/1/35 (Prerefunded 8/1/19) (2)	3,500	4,010
San Diego Redev. Agency, Naval Training Center, Tax Allocation Series A, 5.50%, 9/1/30	1,000	1,147
San Diego Redev. Agency, Naval Training Center Tax Allocation Series A, 5.75%, 9/1/40	2,000	2,300
San Francisco Bay Area Rapid Transportation, Series A 5.00%, 7/1/20	535	622
San Francisco City & County Airports Commission 5.00%, 5/1/40	2,000	2,260
San Francisco City & County Airports Commission, Int'l. Airports Series E, 6.00%, 5/1/39	3,000	3,414
San Francisco City & County Airports Commission, Series 34D 5.25%, 5/1/25 (Prerefunded 5/1/18) (2)(9)	1,500	1,616
San Francisco City & County Airports Commission, Series A 5.00%, 5/1/28	1,725	2,235
San Francisco City & County Airports Commission, Series A 5.00%, 5/1/29	1,000	1,285
San Francisco City & County Redev. Fin. Auth., Mission Bay North, Series C, 6.50%, 8/1/27 (Prerefunded 2/1/21) (2)	405	504
San Francisco City & County Redev. Fin. Auth., Mission Bay North, Series C, 6.75%, 8/1/33 (Prerefunded 2/1/21) (2)	410	515
San Francisco City & County Redev. Fin. Auth., Mission Bay South, Series D, 6.625%, 8/1/27 (Prerefunded 2/1/21) (2)	330	413
San Francisco City & County Redev. Fin. Auth., Mission Bay South, Series D, 7.00%, 8/1/33 (Prerefunded 2/1/21) (2)	500	633
San Francisco Community College Dist., GO, 5.00%, 6/15/31	2,500	3,120
San Francisco Municipal Transportation Agency, Series B 5.00%, 3/1/37	2,000	2,370

San Jose, Airport, Series A, 5.00%, 3/1/24 (4)	1,170	1,419
San Jose, Airport, Series A, 5.00%, 3/1/25 (4)	1,405	1,708
San Jose, Airport, Series C, 5.00%, 3/1/31	2,000	2,436
San Jose, El Parador Apartments, Series A, 6.10%, 1/1/31 (4)	1,290	1,292
San Jose Redev. Agency, Housing Set-Aside, Series A1 5.50%, 8/1/35	2,100	2,387
San Marcos Redev. Agency, Successor Agency Tax, Series A 5.00%, 10/1/31	2,165	2,686
San Marcos Redev. Agency, Successor Agency Tax, Series A 5.00%, 10/1/32	850	1,050
San Marcos Redev. Agency, Successor Agency Tax, Series A 5.00%, 10/1/34	900	1,106
San Mateo, Bay Meadows Community Fac. Dist. No. 2008-1, 5.375%, 9/1/38	2,000	2,282
San Mateo, Bay Meadows Community Fac. Dist. No. 2008-1, 6.00%, 9/1/42	2,000	2,316
San Mateo County Joint Powers Fin. Auth., Maple Street 5.00%, 6/15/31	1,075	1,328
Santa Margarita Water Dist., Village of Sendero 5.625%, 9/1/36	1,205	1,426
Santa Monica Redev. Agency, Earthquake Recovery 5.875%, 7/1/36	1,390	1,670
Santa Monica Redev. Agency, Earthquake Recovery 5.875%, 7/1/42	1,500	1,803
Southern California Public Power Auth., Los Angeles Dept. of Water & Power Electric, 5.00%, 7/1/29	4,500	5,161
Southern California Public Power Auth., Series A 5.00%, 7/1/35	2,000	2,284
Southern California Public Power Auth., Series A 5.00%, 7/1/40	2,075	2,361
Tender Option Bond Trust Receipts, Sutter Health Series ZF0426, VRTR, 0.60%, 11/15/41 (5)	2,000	2,000
Torrance, Memorial Medical Center, Series A, 5.00%, 9/1/40	2,000	2,218
Univ. of California Regents, Series AK, 5.00%, 5/15/48 (Tender 5/15/23)	3,700	4,618

GUAM 0.1%

Guam, Gov't. Obligation, Section 30, Series A, 5.75%, 12/1/34 (Prerefunded 12/1/19) (2)	500	578
		578
Total Municipal Securities (Cost $548,803)		603,503
Total Investments in Securities 100.3% of Net Assets (Cost $548,803)		**$ 603,503**

‡ Par is denominated in U.S. dollars unless otherwise noted.
(1) Insured by Assured Guaranty Municipal Corp.
(2) Prerefunded date is used in determining portfolio maturity.
(3) When-issued security
(4) Interest subject to alternative minimum tax
(5) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers -- total value of such securities at period-end amounts to $5,761 and represents 1.0% of net assets.
(6) Insured by Financial Guaranty Insurance Company
(7) Escrowed to maturity
(8) Insured by National Public Finance Guarantee Corp.
(9) Insured by Assured Guaranty U.S. Holdings
(10) Insured by AMBAC Assurance Corp.
(11) Insured by Build America Mutual Assurance Company
(12) Insured by Syncora Guarantee
CDA Community Development Administration/Authority
COP Certificate of Participation
EFA Educational Facility Authority
GO General Obligation
HFA Health Facility Authority
HFFA Health Facility Financing Authority
PFA Public Finance Authority/Agency
STEP Stepped coupon bond for which the coupon rate of interest adjusts on specified date(s).
VR Variable Rate; rate shown is effective rate at period-end.
VRDN Variable Rate Demand Note under which the holder has the right to sell the security to the issuer or the issuer's agent at a predetermined price (generally par) on specified dates (generally daily or weekly) upon required notification; such specified dates are considered the effective maturity for purposes of the fund's weighted average maturity; rate shown is effective rate at period-end and maturity date shown is final maturity.

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price California Tax-Free Income Trust (the trust), is registered under the Investment Company Act of 1940 (the 1940 Act). The T. Rowe Price California Tax-Free Bond Fund (the fund) is a diversified, open-end management investment company established by the trust. The fund incepted on September 15, 1986. The fund seeks to provide, consistent with prudent portfolio management, the highest level of income exempt from federal and California state income taxes by investing primarily in investment-grade California municipal bonds.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Income distributions are declared daily and paid monthly. Distributions to shareholders are recorded on the ex-dividend date. Capital gain distributions, if any, are generally declared and paid by the fund annually.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Trustees (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Debt securities generally are traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of troubled or thinly traded debt instruments, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs On August 31, 2016, all of the fund’s financial instruments were classified as Level 2, based on the inputs used to determine their fair values. There were no material transfers between Levels 1 and 2 during the six months ended August 31, 2016.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Noninvestment-Grade Debt At August 31, 2016, approximately 10% of the fund’s net assets were invested, either directly or through its investment in T. Rowe Price institutional funds, in noninvestment-grade debt, including “high yield” or “junk” bonds or leveraged loans. The noninvestment-grade debt market may experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high-profile default, or a change in market sentiment. These events may decrease the ability of issuers to make principal and interest payments and adversely affect the liquidity or value, or both, of such securities.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

When-Issued Securities The fund may enter into when-issued purchase or sale commitments, pursuant to which it agrees to purchase or sell, respectively, an authorized but not yet issued security for a fixed unit price, with payment and delivery not due until issuance of the security on a scheduled future date. When-issued securities may be new securities or securities issued through a corporate action, such as a reorganization or restructuring. Until settlement, the fund maintains liquid assets sufficient to settle its commitment to purchase a when-issued security or, in the case of a sale commitment, the fund maintains an entitlement to the security to be sold. Amounts realized on when-issued transactions are included in realized gain/loss on securities in the accompanying financial statements.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $70,558,000 and $18,891,000, respectively, for the six months ended August 31, 2016.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Because the fund is required to use capital loss carryforwards that do not expire before those with expiration dates, all or a portion of its capital loss carryforwards subject to expiration could ultimately go unused. As of February 29, 2016, the fund had $4,693,000 of available capital loss carryforwards, which expire as follows: $486,000 in fiscal 2017, $1,679,000 in fiscal 2018, and $43,000 in fiscal 2019; $2,485,000 have no expiration. At August 31, 2016, the cost of investments for federal income tax purposes was $548,574,000. Net unrealized gain aggregated $54,929,000 at period-end, of which $55,002,000 related to appreciated investments and $73,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.10% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.270% for assets in excess of $500 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At August 31, 2016, the effective annual group fee rate was 0.29%.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. For the six months ended August 31, 2016, expenses incurred pursuant to these service agreements were $23,000 for Price Associates and $59,000 for T. Rowe Price Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. Purchases and sales cross trades aggregated $6,900,000 and $1,200,000, respectively, with net realized gain of $0 for the six months ended August 31, 2016.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www3.troweprice.com/usis/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 11, 2016, the fund’s Board of Trustees (Board), including a majority of the fund’s independent trustees, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s three-month, one-year, and year-by-year returns, as well as the fund’s average annualized total returns over the 3-, 5-, and 10-year periods, and compared these returns with a wide variety of comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was at or below the median for comparable funds, and the fund’s total expense ratio was above the median for certain groups of comparable funds and at or below the median for other groups of comparable funds.

The Board also reviewed the fee schedules for institutional accounts (including subadvised mutual funds) and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business differ from those of the Advisor’s proprietary mutual fund business. The Board considered information showing that the Advisor’s proprietary mutual fund business is generally more complex from a business and compliance perspective than its institutional account business and considered various other relevant factors, including the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Advisor’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Advisor to manage its proprietary mutual fund business versus managing a discrete pool of assets as a subadvisor to another institution’s mutual fund or for another institutional account and the degree to which the Advisor performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder). The independent trustees were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price California Tax-Free Income Trust

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date October 17, 2016

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date October 17, 2016

	By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date October 17, 2016